UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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PayPal Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 25, 2016.

PAYPAL HOLDINGS, INC.

PAYPAL HOLDINGS, INC.
2211 NORTH FIRST STREET
SAN JOSE, CA 95131

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 4, 2016
Date: May 25, 2016	Time: 8:00 AM Pacific Time
Location:	Meeting exclusively online via live webcast-please visit pypl.onlineshareholdermeeting.com

The company will be hosting the meeting exclusively online via live webcast this year. To attend the meeting please visit pypl.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2016 to facilitate timely delivery.

— How To Vote —
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Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to pypl.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote “FOR” each of the Board of Directors’ nominees below:
Proposal 1 – Election of 9 director nominees named in the proxy statement to hold office until our 2017 Annual Meeting of Stockholders.

Nominees:

1a.	Wences Casares

1b.	Jonathan Christodoro

1c.	John J. Donahoe

1d.	David W. Dorman

1e.	Gail J. McGovern

1f.	David M. Moffett

1g.	Pierre M. Omidyar

1h.	Daniel H. Schulman

1i.	Frank D. Yeary

The Board of Directors recommends a vote “FOR” proposals 2, 4, 5 and 6 and "EVERY YEAR" for proposal 3 below:

Proposal 2 – Advisory vote to approve the compensation of our named executive officers.

Proposal 3 – Advisory vote to approve the frequency of our future stockholder advisory votes approving the compensation of our named executive officers.

Proposal 4 – Approval of the amendment and restatement of our 2015 Equity Incentive Award Plan.

Proposal 5 – Approval of the amendment and restatement of the PayPal Employee Incentive Plan.

Proposal 6 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.